================================================================================

                                 --------------
                                  ANNUAL REPORT
                                 --------------
                                 April 30, 1998
                                 --------------


                                   Value Line
                                   Convertible
                                   Fund, Inc.




                                     [LOGO]
                                   VALUE LINE
                                     No Load
                                     Mutual
                                      Funds

Value Line Convertible Fund ,Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

It is with pleasure that we report the following results of your Fund for the fiscal year ended April 30, 1998. The total return of the Fund (25.04%) exceeded its peer group average and was, as would be expected, between the stock and bond market performances, as shown below. Your Fund's expense ratio of 0.98% compares favorably to the convertible industry average of 1.54%, and moreover, your Fund does not charge a sales load.

                                                               FYE
                                                             4/30/98
---------------------------------------------------------------------
o Value Line Convertible Fund                                 25.04%
o Lipper Convertible Peer
    Group Average                                             24.79%
o S&P 500                                                     41.07%
o Lehman Brothers Gov/Corp                                    11.91%

Since our last report, the financial markets have continued to be rocked by the situation in Asia. The difficulties in that part of the world, and the potential economic ramifications in the U.S., have led to an extraordinary increase in volatility in our financial markets. The convertible market, as well as others, was also besieged with heavy new security issuance and more marginal issuers. However, the large appetite for convertible securities of many of our competitors has caused most of these issues to perform well. Furthermore, the strength in the equity markets has caused many of our competitors to increase reliance on stocks to bolster performance.

Our strategy is to maintain our focus on convertible securities because of their lower risk and potential for excellent returns. We continue to select those issues with sound fundamentals and higher Value Line Timeliness Rankings. Our discipline emphasizes traditional convertible securities that offer favorable leverage. Favorable leverage is essentially a balance between potential equity appreciation and protection from stock market declines. Ideally, your fund might achieve 70% of the bull market return, but only 35% of a bear market correction.

We use the Value Line Ranking System for Convertibles to identify attractively priced convertibles. We expect to continue systematically taking profits in convertibles that have become equity surrogates, and to reinvest the proceeds from such sales in attractively leveraged convertibles to hedge against adverse market volatility. The Fund is well diversified with approximately 60 issues.

We thank you for your confidence in the Value Line Convertible Fund and look forward to serving your future investment needs.

                                         Sincerely,

                                         /s/ Jean Bernhard Buttner
                                         -------------------------
                                         Jean Bernhard Buttner
                                         Chairman and President

June 8, 1998


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2

                                               Value Line Convertible Fund ,Inc.

Convertible Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The business expansion continues to proceed at a healthy clip, as we make our way through the second quarter of the year. True, the uptrend is unlikely to be as uniformly strong in the current period and during the second half of the year as it was in the opening quarter, when growth exceeded 4%. But, with most of the key consumer and industrial indicators still in relatively good shape, and with inflation continuing to be under control, growth could still average a solid 2.5%, or so, over the balance of the year. What's more, we would expect both producer (or wholesale) and consumer prices to evidence little upward pressure.

The wild card in this forecast, of course, remains the Pacific Rim, which continues to face the daunting task of turning itself around economically. Obviously, the problems afflicting that part of the globe will lead to gradual reductions in demand for goods and services produced in the United States. Nonetheless, assuming that the affected nations take corrective actions in a timely fashion, so that the situation eventually starts to stabilize, little more than minor dislocations should be apparent here. At this juncture, we feel that the current long business expansion can go on for several more years.

Performance Data:*

                                                     Average         Growth of
                                                     Annual          an Assumed
                                                      Total          Investment
                                                     Return          of $10,000
                                                     ------          -----------
 1 year ended 3/31/98..........................       26.53%           $12,653
 5 years ended 3/31/98.........................       13.93%            19,196
10 years ended 3/31/98.........................       13.53%            35,558

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The average annual total returns at April 30, 1998 for the one-year, five-year and 10-year periods were 25.04%, 14.03%, and 13.18%, respectively.


--------------------------------------------------------------------------------

Value Line Convertible Fund ,Inc.

Convertible Fund Shareholders
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Comparison of a change in value of a $10,000 investment in the Value Line Convertible Fund and the S&P 500 Index+

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART INTHE PRINTED MATERIAL]

                Value Line Convertible Fund             S&P 500
                 ---------------------------             -------
4/89                        $12,282                      $11,767
4/90                        $13,575                      $11,828
4/91                        $15,973                      $13,008
4/92                        $18,214                      $15,144
4/93                        $19,896                      $17,894
4/94                        $20,955                      $18,879
4/95                        $24,615                      $20,112
4/96                        $32,052                      $25,356
4/97                        $40,103                      $27,586
4/98                        $56,576                      $34,493

--------------------------------------------------------------------------------

                             From 5/1/88 to 4/30/98

+    The   Standard  &  Poor's  500  Index  is  an   unmanaged   index  that  is
     representative of the larger-capitalization stocks traded in the United States. The presentation includes reinvested dividends.



--------------------------------------------------------------------------------
4

                                               Value Line Convertible Fund ,Inc.

Schedule of Investments                                           April 30, 1998
--------------------------------------------------------------------------------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS & NOTES (50.5%)

               AIR TRANSPORT (1.0%)
$1,200,000     World Airways, Inc.
                   8%, 8/26/04*.................................       $ 930,000

               BANK (2.1%)
 1,500,000     First State Bancorporation
                   7 1/2%, 4/30/17..............................       2,073,750

               CABLE TV (2.2%)
 2,370,000     Tele-Communications
                   International, Inc.
                   4 1/2%, 2/15/06 .............................       2,130,038

               COMPUTER &
                 PERIPHERALS (1.9%)
 1,000,000     Adaptec, Inc.
                   4 3/4%, 2/1/04...............................         855,000
 1,000,000     Quantum Corp.
                   7%, 8/1/04...................................         992,500
                                                                      ----------
                                                                       1,847,500

               COMPUTER SOFTWARE
                 & SERVICES (2.1%)
 2,000,000     MacNeal-Schwendler Corp.
                   7 7/8%, 8/18/04..............................       2,065,000
               DIVERSIFIED
                 COMPANIES (0.5%)
   500,000     Thermo Instrument
                   Systems Inc.
                   4%, 1/15/05..................................         513,125

               DRUG (2.9%)
$3,000,000     ALZA Corp. zero coupon,
                   7/14/14......................................     $ 1,923,750
 1,000,000     Dura Pharmaceuticals, Inc.
                   3 1/2%, 7/15/02..............................         862,500
                                                                      ----------
                                                                       2,786,250

               ENTERTAINMENT (1.5%)
 1,500,000     Clear Channel
                   Communications, Inc.
                   2 5/8%, 4/1/03...............................       1,494,375

               ENVIRONMENTAL
                 (2.2%)
 2,000,000     United States Filter Corp.
                   4 1/2%, 12/15/01.............................       2,107,500

               FINANCIAL SERVICES
                 (0.5%)
   500,000     Loews Corp.
                   3 1/8%, 9/15/07..............................         502,500

               HOTEL/GAMING (1.0%)
 1,000,000     CapStar Hotel Co.
                   4 3/4%, 10/15/04.............................         941,250

               HOUSEHOLD
                 PRODUCTS (0.8%)
 2,500,000     Sunbeam Corp.
                   zero coupon, 3/25/18*........................         781,250

               INSURANCE--
                 PROPERTY
                 CASUALTY (3.3%)
 3,000,000     Fremont General Corp.
                   zero coupon, 10/12/13........................       3,236,250


--------------------------------------------------------------------------------
                                                                               5

Value Line Convertible Fund ,Inc.

Schedule of Investments                                           April 30, 1998
--------------------------------------------------------------------------------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------

               MEDICAL SERVICES
                 (3.5%)
$1,000,000     NovaCare, Inc.
                   5 1/2%, 1/15/00..............................      $  946,250
 1,000,000     Omnicare, Inc.
                   5%, 12/1/07*.................................       1,106,250
 1,000,000     PhyCor, Inc.
                   4 1/2%, 2/15/03..............................         901,250
   600,000     PhyMatrix Corp.
                   6 3/4%, 6/15/03..............................         490,500
                                                                      ----------
                                                                       3,444,250

               NATURAL GAS--
                 DISTRIBUTION (1.0%)
 1,000,000     NorAm Energy Corp.
                   6%, 3/15/12..................................         942,500

               OFFICE EQUIPMENT
                 & SUPPLIES (3.1%)
 1,000,000     Corporate Express, Inc.
                   4 1/2%, 7/1/00...............................         908,750
 1,000,000     Danka Business
                   Systems PLC
                   6 3/4%, 4/1/02...............................         978,750
 1,000,000     U.S. Office Products Co.
                   5 1/2%, 2/1/01...............................       1,107,500
                                                                      ----------
                                                                       2,995,000
               OILFIELD SERVICES
                 /EQUIPMENT (4.8%)
 3,000,000     Key Energy Group, Inc.
                   5%, 9/15/04*.................................       2,490,000
 2,250,000     Parker Drilling Co.
                   5 1/2%, 8/1/04...............................       2,247,187
                                                                      ----------
                                                                       4,737,187

               PETROLEUM--
                 INTEGRATED (1.1%)
$1,000,000     Texaco Capital Inc.
                   3.50%, 8/5/04................................     $ 1,037,500

               PUBLISHING (2.1%)
 2,000,000     World Color Press, Inc.
                   6%, 10/1/07..................................       2,092,500

               R.E.I.T. (2.2%)
 1,000,000     Capstone Capital Corp.
                   6.55%, 3/14/02...............................         990,000
 1,000,000     Developers Diversified
                   Realty Corp.
                   7%, 8/15/99..................................       1,207,500
                                                                      ----------
                                                                       2,197,500

               RETAIL--SPECIAL
                 LINES (2.3%)
   500,000     Inacom Corp.
                   4 1/2%, 11/1/04..............................         536,875
   500,000     Men's Wearhouse, Inc. (The)
                   5 1/4%, 3/1/03...............................         659,375
 1,000,000     Michaels Stores, Inc.
                   6 3/4%, 1/15/03..............................       1,010,000
                                                                      ----------
                                                                       2,206,250
               TELECOMMUNICATION
                 SERVICES (2.2%)
 1,000,000     SmarTalk Teleservices, Inc.
                   5 3/4%, 9/15/04*.............................       1,011,250
 3,000,000     U.S. Cellular Corp.
                   zero coupon, 6/15/15.........................       1,143,750
                                                                      ----------
                                                                       2,155,000


--------------------------------------------------------------------------------
6

                                               Value Line Convertible Fund ,Inc.

Schedule of Investments                                           April 30, 1998
--------------------------------------------------------------------------------

Principal Amount
  or Shares                                                              Value
--------------------------------------------------------------------------------
               THRIFT (2.6%)
 1,000,000     BankAtlantic Bancorp, Inc.
                   6 3/4%, 7/1/06...............................      $2,040,000
   500,000     BayView Capital Corp.
                   9 1/8%, 8/15/07..............................         515,000
                                                                      ----------
                                                                       2,555,000

               TOBACCO (0.9%)
$1,000,000     Standard Commercial Corp.
                   7 1/4%, 3/31/07..............................         897,500

               OTHER (2.7%)
   500,000     Assisted Living Concepts, Inc.
                   6%, 11/1/02..................................         522,500
 1,250,000     Republic of Italy-Istituto
                   Nazionale delle
                   Assicurazioni Sp.A,
                   5%, 6/28/01 .................................       2,150,000
                                                                      ----------
                                                                       2,672,500
                                                                      ----------

               TOTAL CONVERTIBLE
               CORPORATE BONDS
               & NOTES
               (Cost $46,527,240)  .............................      49,341,475
                                                                      ----------

CONVERTIBLE PREFERRED STOCKS (28.2%)
                          BANK (6.0%)
    20,000     BCP International Bank Ltd.
                   $4.00 exchangeable
                   Series "A" .....................................    2,600,000
    16,000     Matewan Bancshares, Inc.
                   7.50% Series "A"................................      472,000
    70,000     National Australia
                   Bank, Ltd. Cap Units 77/8%
                   exchangeable Pfd. ..............................    2,060,625
     8,900     Union Planters Corp.
                   $2.00 Series "E"................................      671,950
                                                                      ----------
                                                                       5,804,575

    Shares                                                               Value
--------------------------------------------------------------------------------
               ELECTRONICS (2.1%)
    40,000     Pioneer-Standard
                   Electronics, Inc.
                   6 3/4%, Series "144A"* .........................    2,085,000

               ENTERTAINMENT (2.0%)
    20,000     Chancellor Media Corp.
                   $3.00 Series "144A"*............................    1,955,000

               HOTEL/GAMING (0.6%)
    20,000     FelCor Suite Hotels Inc.
                   $1.95 Series "A" ...............................      572,500

               INSURANCE--
                 DIVERSIFIED (1.2%)
    20,000     PennCorp Financial
                   Group, Inc. $3.375 Pfd..........................    1,205,000

               MANUFACTURED HOUSING/
                 RECREATIONAL
                 VEHICLE (1.2%)
    20,000     Fleetwood Capital Trust
                   6%, Series "144A"*..............................    1,175,000

               NATURAL GAS--
                 DIVERSIFIED (1.5%)
    10,000     Williams Companies, Inc.
                   (The) $3.50 Pfd.................................    1,466,250

               R.E.I.T. (3.6%)
    40,000     Camden Property Trust
                   $2.25, Series "A"...............................    1,105,000
    10,000     Dynex Capital Inc.
                   9.73% Series "C"................................      307,500
    15,000     Glenborough Realty Trust, Inc.
                   7 3/4%, Series "A"..............................      382,500
    40,000     Thornburg Mortgage
                   Asset Corp.
                   9.68%, Series "A" ..............................    1,047,500
    25,000     U.S. Restaurant
                   Properties, Inc.,
                   7.72%, Series "A" ..............................      681,250
                                                                      ----------
                                                                       3,523,750

--------------------------------------------------------------------------------
                                                                               7

Value Line Convertible Fund ,Inc.

Schedule of Investments                                           April 30, 1998
--------------------------------------------------------------------------------

    Shares                                                               Value
--------------------------------------------------------------------------------
               RAILROAD (0.8%)
    14,500     Union Pacific Capital Trust
                   6 1/4%, Series "144A"* .........................  $   790,250

               STEEL (2.1%)
    40,000     USX Capital Trust I,
                   6 3/4% Pfd......................................    2,042,500

               TELECOMMUNICATION
                 SERVICES (7.1%)
    10,000     AirTouch Communications, Inc.
                   4 1/4%, Series "C"..............................      768,125
    20,000     ICG Communications, Inc.
                   6 3/4%, Series "144A"* .........................    1,507,500
    20,000     IXC Communications, Inc.
                   6 3/4%, Pfd.
                   Series "144A"*.................................      995,000
    10,000     Salomon Smith Barney
                   Holdings, Inc. 61/4%,
                   exchangeable Notes
                   Series "CSN" ...................................      686,250
    20,000     WorldCom Inc. 8%,
                   Depositary shares (1)...........................    2,963,750
                                                                      ----------
                                                                       6,920,625

               TOTAL CONVERTIBLE
               PREFERRED STOCKS
               (Cost $21,267,764) .................................   27,540,450
                                                                      ----------

               TOTAL INVESTMENT
               SECURITIES (78.7%)
               (Cost $67,795,004) .................................   76,881,925
                                                                      ----------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (18.4%)
               (including accrued interest)

$18,000,000    Collateralized by $17,605,000
               U.S. Treasury Note 63/8%,
               due 5/15/00 with a value
               of $18,367,225 (with
               Morgan Stanley Dean Witter
               Discover & Co.,
               Inc. 5.50%,
               dated 4/30/98, due
               5/1/98, delivery value
               $18,002,750)....................................      $18,002,750

CASH AND RECEIVABLES
LESS LIABILITIES (2.9%) .......................................        2,794,544
                                                                     -----------
NET ASSETS (100.0%) ...........................................      $97,679,219
                                                                     -----------
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($97,679,219 / 6,597,842
shares outstanding) ...........................................          $ 14.80
                                                                     ===========

* Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(1)  Represents 1/100th of a share of Conv. Pfd.

See Notes to Financial Statements

--------------------------------------------------------------------------------
8

                                               Value Line Convertible Fund ,Inc.


Statement of Assets and Liabilities
at April 30, 1998
================================================================================

Assets:
Investment securities, at value
  (Cost--$67,795,004) .....................................          $76,881,925
Repurchase agreement
  (Cost--$18,002,750) .....................................           18,002,750
Cash ......................................................              684,938
Receivable for capital shares sold ........................            1,719,997
Interest and dividends receivable .........................              527,804
                                                                     -----------
    Total Assets ..........................................           97,817,414
                                                                     -----------
Liabilities:
Payable for capital shares
  repurchased .............................................               30,678
Accrued expenses:
  Advisory fee ............................................               60,481
  Other ...................................................               47,036
                                                                     -----------
    Total Liabilities .....................................              138,195
                                                                     -----------
Net Assets ................................................          $97,679,219
                                                                     ===========
Net assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 6,597,842 shares) ...........................          $ 6,597,842
Additional paid-in capital ................................           77,874,213
Undistributed net investment income .......................              406,954
Accumulated net realized gain
  on investments ..........................................            3,713,289
Net unrealized appreciation of
  investments .............................................            9,086,921
                                                                     -----------
Net Assets ................................................          $97,679,219
                                                                     ===========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($97,679,219 / 6,597,842
  shares outstanding) .....................................          $     14.80
                                                                     ===========

Statement of Operations
for the year ended April 30, 1998
--------------------------------------------------------------------------------

Investment Income:
Interest ...............................................           $  3,531,278
Dividends (Net of foreign
  withholding tax of $15,583) ..........................              1,225,033
                                                                   ------------
    Total Income .......................................              4,756,311
                                                                   ------------
Expenses:
Advisory fee ...........................................                638,379
Transfer agent fee .....................................                 40,990
Auditing and legal fees ................................                 35,041
Registration and filing fees ...........................                 29,954
Custodian fees .........................................                 23,256
Printing and stationery ................................                 20,009
Directors' fees and expenses ...........................                 15,228
Postage ................................................                 10,339
Insurance and other ....................................                 16,432
                                                                   ------------
    Total Expenses Before
      Custody Credits ..................................                829,628
    Less: Custody Credits ..............................                 (7,228)
                                                                   ------------
    Total Expenses .....................................                822,400
                                                                   ------------
Net Investment Income ..................................              3,933,911
                                                                   ------------
Net Realized and Unrealized
  Gain (Loss) on Investments:
    Net Realized Gain ..................................              6,520,865
    Change in Net Unrealized
      Appreciation .....................................              7,785,510
                                                                   ------------
Net Realized Gain and Change
  in Net Unrealized Appreciation
  on Investments .......................................             14,306,375
                                                                   ------------
Net Increase in Net Assets
  from Operations ......................................           $ 18,240,286
                                                                   ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line Convertible Fund ,Inc.

Statement of Changes in Net Assets
for the years ended April 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                                     Year Ended         Year Ended
                                                                    April 30, 1998    April 30, 1997
                                                                    ---------------------------------
Operations:
  Net investment income .........................................   $   3,933,911    $   3,416,967
  Net realized gain on investments ..............................       6,520,865        7,919,219
  Change in net unrealized appreciation .........................       7,785,510       (5,752,019)
                                                                    ------------------------------
  Net increase in net assets from operations ....................      18,240,286        5,584,167
                                                                    ------------------------------

Distributions to Shareholders:
  Net investment income .........................................      (3,967,522)      (3,158,289)
  Realized gains ................................................      (4,337,642)      (7,350,053)
                                                                    ------------------------------
  Total distributions ...........................................      (8,305,164)     (10,508,342)
                                                                    ------------------------------

Capital Share Transactions:
  Net proceeds from sale of shares ..............................      85,988,521       95,369,317
  Net proceeds from reinvestment of distributions to shareholders       6,626,383        8,470,140
  Cost of shares repurchased ....................................     (73,554,612)    (102,851,591)
                                                                       ---------------------------
  Increase from capital share transactions ......................      19,060,292          987,866
                                                                    ------------------------------

Total Increase (Decrease) .......................................      28,995,414       (3,936,309)

Net Assets:
  Beginning of year .............................................      68,683,805       72,620,114
                                                                    ------------------------------
  End of year ...................................................   $  97,679,219    $  68,683,805
                                                                    ------------------------------

Undistributed Net Investment Income, at end of year .............   $     406,954    $     440,565
                                                                    ==============================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                               Value Line Convertible Fund ,Inc.

Notes to Financial Statements                                     April 30, 1998
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value  Line  Convertible  Fund,  Inc.  (the  "Fund")  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose investment objective is to seek high current income together with capital appreciation. The Fund seeks to accomplish its objective by investing primarily in convertible securities.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. The Fund's securities are valued by an independent pricing service approved by the Fund's Board of Directors. Securities for which quotations are not available from the pricing service are valued at the mean between the latest available and representative asked and bid prices provided by dealers in such securities. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term investments that mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less, or by amoritzing their value on the 61st day prior to maturity, if their original term exceeds 60 days.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income-tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------
                                                                              11

                                               Value Line Convertible Fund ,Inc.

Notes to Financial Statements                                     April 30, 1998
--------------------------------------------------------------------------------

2.   Capital Share Transactions Transactions in capital stock were as follows:

                                                       Year Ended     Year Ended
                                                        April 30,      April 30,
                                                          1998            1997
                                                       -------------------------
Shares sold ....................................       5,969,380       6,848,012
Shares issued to shareholders
  in reinvestment
  of dividends .................................         475,431         640,516
                                                       -------------------------
                                                       6,444,811       7,488,528

Shares repurchased .............................       5,102,466       7,382,823
                                                       -------------------------
Net increase ...................................       1,342,345         105,705
                                                       =========================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:


                                                                    Year Ended
                                                                  April 30, 1998
                                                                  --------------
PURCHASES:
  Investment Securities ................................           $98,897,602
                                                                   ===========

SALES OR REDEMPTIONS:
  Investment Securities ................................           $79,168,635
                                                                   ===========

At April 30, 1998, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $85,797,754. The aggregate appreciation and depreciation of investments at April 30, 1998, based on a comparison of investment values and their costs for federal income tax purposes, was $11,484,868 and $2,397,947 respectively, resulting in a net appreciation of $9,086,921.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  with
     Affiliates

An advisory fee of $638,379 was paid or payable to Value Line, Inc. (the Adviser), for the year ended April 30, 1998. This was computed at the rate of 3/4 of 1% of average daily net assets during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund.

The Advisor and/or affiliated companies owned 205,171 shares of the Fund's capital stock, representing 3.1% of the outstanding shares and an officer and Director owned 80,178 shares representing 1.2% at April 30, 1998.



--------------------------------------------------------------------------------
12

                                               Value Line Convertible Fund ,Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                                    Years Ended April 30,
                                                      -----------------------------------------------------------------------------
                                                            1998              1997              1996           1995           1994
                                                      -----------------------------------------------------------------------------
Net asset value, beginning of year ................   $    13.07        $    14.10        $    11.79     $    12.26     $    13.80
                                                      -----------------------------------------------------------------------------
  Income (loss) from
    investment operations:
    Net investment income .........................          .65               .70               .66            .74            .71
    Net gains or losses on securities
      (both realized and unrealized) ..............         2.50               .50              2.33           (.02)           .11
                                                      -----------------------------------------------------------------------------
    Total from investment operations ..............         3.15              1.20              2.99            .72            .82
                                                      -----------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income ......................................         (.67)             (.65)             (.68)          (.76)          (.69)
    Distributions from
      realized capital gains ......................         (.75)            (1.58)             --             (.43)         (1.67)
                                                      -----------------------------------------------------------------------------
    Total distributions ...........................        (1.42)            (2.23)             (.68)         (1.19)         (2.36)
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $    14.80        $    13.07        $    14.10     $    11.79     $    12.26
                                                      =============================================================================
Total return ......................................        25.04%             8.80%            26.07%          6.53%          5.50%
                                                      =============================================================================

Ratios/Supplemental Data:

Net assets, end of year (in thousands) ............   $   97,679        $   68,684        $   72,620     $   50,523     $   49,823
Ratio of expenses to average net assets ...........          .98%(1)          1.01%(1)          1.08%          1.08%          1.07%
Ratio of net investment income
  to average net assets ...........................         4.63%             4.94%             5.14%          6.13%          5.32%
Portfolio turnover rate ...........................          111%              164%              129%            87%           142%

(1)  Before custody credits.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Convertible Fund ,Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line Convertible Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Convertible Fund, Inc. (the "Fund") at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036

June 19, 1998



--------------------------------------------------------------------------------

                 Federal Tax Status of Distributions (unaudited)
              For corporate taxpayers 11.33% of the ordinary income
            distributions paid during the calendar year 1997 qualify
                for the corporate dividends received deductions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

                                               Value Line Convertible Fund ,Inc.

--------------------------------------------------------------------------------







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--------------------------------------------------------------------------------

Value Line Convertible Fund ,Inc.


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred, variable annuity, or Value Plus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

================================================================================
INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Bruce H. Alston
                      Vice President
                      Anthony Cichocki
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                       VLF805010